--------------------------------------------------------------------------------


SAFECO RESOURCE SERIES TRUST                                PROSPECTUS
SAFECO Plaza
Seattle, Washington   98185                                 APRIL 30, 1997


The Small Company Stock Portfolio described in this Prospectus is a series of the SAFECO Resource Series Trust ("Trust"), an open-end, management investment company consisting of six separate series. Shares of the Trust are offered to life insurance companies, which may or may not be affiliated with one another ("Participating Insurance Companies"), for allocation to certain of their separate accounts established for the purpose of funding variable life insurance policies and variable annuity contracts ("Variable Contracts") and may also be offered directly to qualified pension and retirement plans ("Qualified Plans").


This Prospectus sets forth the information a prospective investor should know before investing. PLEASE READ AND RETAIN THE PROSPECTUS FOR FUTURE REFERENCE.
A Statement of Additional Information, dated April 30, 1997 and incorporated herein by reference, has been filed with the Securities and Exchange
Commission and is available at no charge upon request by calling 1-800-624-5711 or writing SAFECO Securities, Inc., SAFECO Plaza, Seattle, WA 98185. The Statement of Additional Information and other information about the Small Company Stock Portfolio is also available on the Securities and Exchange Commission website at http://www.sec.gov. The Statement of Additional Information contains more information about most of the topics in this Prospectus as well as information about the trustees and officers of the Trust.


The SMALL COMPANY STOCK PORTFOLIO ("Small Company Portfolio" or the
"Portfolio") has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Portfolio will invest primarily in companies with total market capitalization of less than $1 billion.

There are market risks in all securities transactions. There is no assurance that the Portfolio will achieve its investment objective. See "The Trust and the Small Company Portfolio's Investment Policies" for more information.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No dealer, salesperson or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or SAFECO Securities. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Trust or by SAFECO Securities in any state in which such offer or solicitation may not lawfully be made.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Introduction to the Trust and the Portfolio  . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

The Trust and the Small Company Portfolio's Investment Policies  . . .

Portfolio Manager  . . . . . . . . . . . . . . . . . . . . . . . . . .

Information about Share Ownership and Companies that Provide Services to the Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Persons Controlling the Trust. . . . . . . . . . . . . . . . . . . . .

Sale and Redemption of Shares. . . . . . . . . . . . . . . . . . . . .

Performance Information. . . . . . . . . . . . . . . . . . . . . . . .

Portfolio Distributions and Tax Information. . . . . . . . . . . . . .

Share Price Calculation. . . . . . . . . . . . . . . . . . . . . . . .

Ratings Supplement . . . . . . . . . . . . . . . . . . . . . . . . . .

-------------------------------------------
INTRODUCTION TO THE TRUST AND THE PORTFOLIO
-------------------------------------------

The Trust is a series investment company that currently issues shares representing six mutual funds (the "Trust Portfolios"), only one of which, the Small Company Portfolio, is offered through this Prospectus. The Small Company Portfolio is a diversified series of the Trust, an open-end, management investment company that continuously offers to sell and to redeem (buy back) its shares at the current net asset value per share without any sales or redemption charges or 12b-1 fees. (See "Share Price Calculation" for more information.)

Shares of the Portfolio are issued and redeemed in connection with investments in and payments under certain Variable Contracts issued through separate accounts of Participating Insurance Companies. Shares of the Trust may also be offered directly to Qualified Plans. The Participating Insurance Companies and the Qualified Plans may or may not make all of the Trust Portfolios available for investment.

Although the Trust does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust may offer its shares to Qualified Plans and for products offered by Participating Insurance Companies, the interests of Variable Contract owners or Qualified Plan participants might at some time be in conflict due to future differences in tax treatment or other considerations. Therefore, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may occur and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance company separate accounts or Qualified Plans might withdraw its investment in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. In addition, the Trust's Board of Trustees may refuse to sell shares of any of the Trust Portfolios to any separate account or Qualified Plan or terminate the offering of shares of any of the Trust Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of any Trust Portfolio.


The Portfolio is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington and managed over $2.5 billion in mutual fund assets as of December 31, 1996. SAM has been an advisor to mutual funds and other investment portfolios since 1973 and its predecessors have been such advisers since 1932. See "Information about Share Ownership and Companies that Provide Services to the Trust" for more information.

There is a risk that the market value of the Portfolio's securities may decrease and result in a decrease in the value of a shareholder's investment. The Small Company Portfolio invests in small-sized companies, which involve greater risks than investments in larger, more established issuers, and their securities can be subject to more abrupt and erratic movements in price. See "The Trust and the Small Company Portfolio's Investment Policies" for more information.


-------------
FUND EXPENSES
-------------


A.   SHAREHOLDER TRANSACTION EXPENSES FOR THE PORTFOLIO

                 Sales Load
Sales Load       Imposed on
Imposed on       Reinvested     Deferred        Redemption
Purchases        Dividends      Sales Load      Fees            Exchange Fees
---------        ---------      ----------      -----           -------------

None             None           None            None            None

B.   ANNUAL OPERATING EXPENSES
     (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                               Total Annual
                                Management      Other          Operating
Portfolio       12b-1 Fees      Fee             Expenses       Expenses
---------       ----------      ---             -------------  -------------

Small           None                 .85%           .10%            .95%
Company

     The amounts shown above are estimated expenses for the Small Company Portfolio based on the maximum management fee and estimated Other Expenses. SAM will pay all Other Expenses of the Small Company Portfolio in excess of .10% of the Portfolio's average annual net assets until such time as the Portfolio's net assets exceed $20 million. Once the Portfolio's net assets exceed $20 million, all of the Other Expenses will be paid by the Portfolio. For the fiscal year ending December 31, 1997, the estimated Other Expenses for the Small Company Portfolio are expected to total .35%.

C.   EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment assuming a 5% annual return. The example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed in "Total Annual Operating Expenses After Reimbursement" above remain the same in the years shown.


Portfolio        1 Year         3 Years         5 Years         10 Years
---------        ------         -------         -------         --------

Small Company    $ 10           $  30           $  53           $ 117



The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Portfolio would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE PORTFOLIO'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF THE PORTFOLIO.

---------------------------------------------------------------
THE TRUST AND THE SMALL COMPANY PORTFOLIO'S INVESTMENT POLICIES
---------------------------------------------------------------

The Trust is a Delaware business trust established by a Trust Instrument dated May 13, 1993. The Trust currently consists of six series, each of which, including the Small Company Portfolio, is a diversified series of the Trust.

The investment objective and investment policies for the Portfolio are described below. The Trust's Board of Trustees may change the Portfolio's objective without shareholder vote, but no such change will be made without 30 days' prior written notice to shareholders of the Portfolio. In the event the Portfolio changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment.

Unless otherwise stated, all investment policies and limitations described below under "Investment Objective and Policies" are non-fundamental and may be changed without shareholder vote. If the Portfolio follows a percentage limitation at the time of investment, a later increase or decrease in values, assets or other circumstances will not be considered in determining whether the Portfolio complies with the applicable policy (except to the extent the change may impact the Portfolio's borrowing limits.)

INVESTMENT OBJECTIVE AND POLICIES

The Small Company Portfolio has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Portfolio will invest primarily in companies with total market capitalization of less than $1 billion.

To pursue its investment objective, the Small Company Portfolio:

1. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN COMMON STOCK AND PREFERRED STOCK OF SMALL-SIZED COMPANIES WITH TOTAL MARKET CAPITALIZATION OF LESS THAN $1 BILLION. Companies whose capitalization falls outside this range after purchase continue to be considered small-capitalized for purposes of the 65% policy. The Portfolio will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint. In determining those common and preferred stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power. The Small Company Portfolio invests in companies with small market capitalizations which involve more risks than investments in larger companies. Newly formed companies have limited product lines, markets or financial resources and may lack management depth. Therefore, investments in small or newly formed companies involve greater risks than investments in larger, more established issuers. Such securities may have limited marketability and can be subject to more abrupt and erratic movements in price. Such volatility in price may in turn cause the Small Company Portfolio's share prices to be volatile.


2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK WHEN, IN SAM'S OPINION, THE EXPECTED TOTAL RETURN OF A CONVERTIBLE SECURITY EXCEEDS THE EXPECTED TOTAL RETURN OF COMMON STOCK ELIGIBLE FOR PURCHASE BY THE PORTFOLIO. The Portfolio will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Portfolio may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Portfolio's net assets will be invested in such securities. Below investment grade bonds are speculative and involve greater investment risks than investment grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below investment grade bonds may experience increased volatility. Below investment grade bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds.

3. MAY INVEST IN BONDS AND OTHER DEBT SECURITIES. The Portfolio may invest in bonds and other debt securities that are rated investment grade by Moody's Investor's Services, Inc. ("Moody's) or Standard & Poor's Corporation ("S&P"), or unrated bonds determined by SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     After purchase by the Portfolio a corporate bond may be downgraded or, if unrated, may cease to be comparable to a rated security. Neither event will require the Portfolio to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Portfolio should continue to hold the security in its portfolio. In the event that 35% or more of the Portfolio's net assets is held in securities rated below investment grade due to a downgrade of one or more corporate bonds, SAM will engage in an orderly disposition of such securities to the extent necessary to ensure that the Portfolio's holdings of such securities remain below 35% of the Portfolio's net assets.

4. MAY INVEST UP TO 5% OF ITS NET ASSETS IN WARRANTS. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, the Portfolio could lose all of its principal investment in the warrant.

5. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. The Portfolio may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of the Portfolio's shares to investors. With respect to repurchase agreements, the Portfolio will invest no more than 5% of its total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days. Counterparties of foreign repurchase agreements may be less creditworthy than U.S. counterparties.

6. MAY PURCHASE SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS OR PURCHASE OR SELL SECURITIES ON A "FORWARD COMMITMENT" BASIS. Under this procedure, the Portfolio agrees to acquire securities that are to be issued and delivered against payment in the future. The price, however, is fixed at the time of commitment.

     When the Portfolio purchases when-issued or delayed-delivery securities, its custodian bank will maintain in a temporary holding account cash, U.S. Government securities or other high-grade debt obligations having a value equal to or greater than such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the temporary holding account or from then-available cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could incur a gain or loss due to market fluctuations. Use of these techniques may affect the Portfolio's share price in a manner similar to leveraging.

7. MAY INVEST IN AMERICAN DEPOSITARY RECEIPTS ("ADRs"). ADRs are registered receipts evidencing ownership of an underlying foreign security. They are typically issued in the United States by a bank or trust company. ADRs involve risks in addition to risks normally associated with securities issued by domestic issuers, including the possibility of adverse political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and there may be less public or less current information about their operations. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer.

8. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. Foreign investments involve sovereign risk, which includes the possibility of adverse local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent currency from being sold). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There is generally less publicly available information about issuers of foreign securities as compared to U.S. issuers. Many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign issuers are less liquid and more volatile than securities of U.S. issuers. Financial markets on which foreign securities trade are generally subject to less governmental regulation as compared to U.S. markets. Foreign brokerage commissions and custodian fees are generally higher than those in the United States.

9. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN SHARES OF REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes, REITs attempt to qualify for beneficial "modified pass-through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of properties owned and the financial condition of lessees and mortgagors. The value of REIT units fluctuates depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged.

10. MAY INVEST IN RESTRICTED SECURITIES, PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE TRUST'S BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933, as amended ("1933 Act"), or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in restricted securities may increase the Portfolio's illiquidity to the extent that qualified institutional buyers or other buyers are unwilling to purchase the securities. As a result, the Portfolio may not be able to sell these securities when its investment adviser deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

11. MAY INVEST IN SECURITIES WHOSE PERFORMANCE AND PRINCIPAL AMOUNT AT MATURITY ARE LINKED TO A SPECIFIED EQUITY SECURITY OR SECURITIES INDEX. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indices to which they are indexed, but such securities are also subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

12. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN SECURITIES OF UNSEASONED ISSUERS. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of the Small Company Portfolio that cannot be changed without shareholder vote:

1. The Small Company Portfolio, with respect to 75% of the value of its total assets, may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities);

2. The Small Company Portfolio, with respect to 100% of the value of its total assets, may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities);

3. The Small Company Portfolio may borrow money only for temporary or emergency purposes from a bank or affiliate of SAFECO Corporation at an interest rate not greater than that available from commercial banks. The Small Company Portfolio will not borrow amounts in excess of 33% of total assets or purchase securities if borrowings equal to, or greater than, 5% of its total assets are outstanding.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Trust's Statement of Additional Information.


-----------------
PORTFOLIO MANAGER
-----------------

The manager for the Small Company Portfolio is Greg Eisen. Mr. Eisen has served as an investment analyst for SAM since 1992. From 1986 to 1992, Mr. Eisen was engaged by the SAFECO Insurance Companies as a financial analyst.

The portfolio manager and certain other persons related to SAM and the Portfolio are subject to written policies and procedures designed to prevent abusive personal securities trading. Incorporated within these policies and procedures are recommendations made by the Investment Company Institute (the trade group for the mutual fund industry) with respect to personal securities trading by persons associated with mutual funds. Those recommendations include preclearance procedures and blackout periods when certain personnel may not trade in securities that are the same or related securities being considered for purchase or sale by the Portfolio.


---------------------------------------------------------------------
INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES
TO THE TRUST
---------------------------------------------------------------------


Shares of the Portfolio represent equal proportionate interests in the assets of the Portfolio only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

Shares of the Trust may be owned by the separate accounts of Participating Insurance Companies and by Qualified Plans (see

"Introduction to the Trust and the Portfolio"). Pursuant to the Investment Company Act of 1940 (the "1940 Act"), Participating Insurance Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders. See the separate account prospectus for the Variable Contract for more information regarding the pass-through of these voting rights. With respect to Qualified Plans, the Trustees of such plans will vote the shares held by the Qualified Plans, except that in certain cases such shares may be voted by a named fiduciary or an investment manager pursuant to the Employee Retirement Security Act of 1974. There is no pass-through voting to the participants in the Qualified Plans.

On any matter submitted to a vote of shareholders, all shares of the Trust Portfolios then issued and outstanding and entitled to vote shall be voted in the aggregate and not by portfolio except for matters concerning only a Trust portfolio. Certain matters approved by a vote of all shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. The holders of each share of a Trust Portfolio shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Trust Portfolio may not bear the same economic relationship to the Trust as another Trust Portfolio.

The Trust does not intend to hold annual meetings of shareholders of the Trust Portfolios. The Trustees will call a special meeting of shareholders of a Trust Portfolio only if required by the 1940 Act, in their written discretion, or upon the written notice of holders of 10% or more of the outstanding shares of the Trust Portfolio entitled to vote.

Under Delaware law, the shareholders of the Trust Portfolios will not be personally liable for the obligations of any Trust Portfolio; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Trust Portfolio contain a statement that such obligation may only be enforced against the assets of the Trust or the Trust Portfolio and generally provides for indemnification out of Trust or the Trust Portfolio's property of any shareholder nevertheless held personally liable for Trust or a Trust Portfolio's obligations, respectively.

SAM is the investment adviser for the Portfolio under an agreement with the Trust. Under the agreement, SAM is responsible for the overall management of the Trust's and the Portfolio's business affairs. SAM provides investment research, advice, management and supervision to the Trust and the Portfolio. Consistent with the Portfolio's investment objectives and policies, SAM determines what securities will be purchased, retained or sold by the Portfolio, and implements those decisions. It is anticipated that the annual turnover rate for the Small Company Portfolio will not exceed 100%. The Portfolio's turnover rate will vary from year to year. A high portfolio turnover rate involves correspondingly higher transaction costs in the form of broker commissions, dealer spreads and other costs that the Portfolio will bear directly. The Portfolio pays SAM an annual management fee of .85% of the Portfolio's net assets ascertained each business day and paid monthly.

The distributor of the Portfolio's shares under an agreement with the Trust is SAFECO Securities, Inc. ("SAFECO Securities"), a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. SAFECO Securities is not compensated by the Trust or the Portfolio for these services.

The transfer, dividend and distribution disbursement and shareholder servicing agent for the Portfolio under an agreement with the Trust is SAFECO Services Corporation ("SAFECO Services"). SAFECO Services is not compensated by the Trust or the Portfolio for these services.


-----------------------------
PERSONS CONTROLLING THE TRUST
-----------------------------


As of the date of this prospectus, SAFECO Life Insurance Company ("SAFECO Life") controlled the Small Company Portfolio. SAFECO Life is a stock life insurance company incorporated under the laws of Washington, with headquarters at 15411 N.E. 51st Street, Redmond, Washington. SAFECO Life is a wholly-owned subsidiary of SAFECO Corporation, and is an affiliated company of SAM, SAFECO Securities and SAFECO Services, the investment adviser, principal underwriter and transfer agent, respectively, of the Trust. SAFECO Life advanced all costs for the organization of the Trust. SAFECO Corporation, SAM, SAFECO Securities and SAFECO Services have their principal place of business at SAFECO Plaza, Seattle, Washington 98185.

-----------------------------
SALE AND REDEMPTION OF SHARES
-----------------------------


The Portfolio is a series of SAFECO Resource Series Trust, a Delaware business trust, which issues an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series of shares of the Trust without the approval of shareholders.


Shares are sold to the separate accounts of Participating Insurance Companies and may also be sold to Qualified Plans. Shares of the Portfolio are purchased and redeemed at net asset value. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts and by the Qualified Plans. Variable Contract owners and Qualified Plan participants do not deal directly with the Trust with respect to acquisition or redemption of shares. The Board of Trustees of the Trust may refuse to sell shares of the Portfolio to any person, or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or by any regulatory authority having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of the Portfolio.


-----------------------
PERFORMANCE INFORMATION
-----------------------


The Portfolio's yield, effective yield, total return and average annual total return may be quoted in advertisements. Performance figures are indicative only of past performance and are not intended to represent future investment results. The yield and share price of the Small Company Portfolio will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

Yield is the annualization on a 360-day basis of the Portfolio's net income per share over a 30-day period divided by the Portfolio's net asset value per share on the last day of the period. Total return is the total percentage change in an investment in the Portfolio, assuming the reinvestment of dividends and capital gains distributions over a stated period of time. Average annual total return is the annual percentage change in an investment in the Portfolio, assuming the reinvestment of dividends and capital gains distributions, over a stated period of time.

RANKINGS

From time to time, the Portfolio may advertise its rankings. Rankings are calculated by independent companies that monitor mutual fund performance (e.g. CDA Technologies, Lipper Analytical Services, Inc. and Morningstar, Inc.) and are reported periodically in national financial publications such as BARRON'S, BUSINESS WEEK, FORBES, INVESTOR'S BUSINESS DAILY, MONEY MAGAZINE and THE WALL STREET JOURNAL. In addition, non-standardized performance figures may accompany the standardized figures described


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


above. Non-standardized figures may be calculated in a variety of ways, including but not necessarily limited to, different time periods and different initial investment amounts. The Portfolio may also compare its performance to the performance of the Standard & Poor's 500 Index or other relevant indices. Performance information and quoted rankings are indicative only of past performance and are not intended to represent future investment results.


OTHER CHARGES

The Portfolio does not impose a sales charge. However, other charges payable by all shareholders include investment advisory fees. These charges affect the Portfolio's calculation of yield, effective yield, total return and average annual total return.


-------------------------------------------
PORTFOLIO DISTRIBUTIONS AND TAX INFORMATION
-------------------------------------------

The Portfolio intends to continue to elect and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its net investment income and net capital gains to its shareholders (the separate accounts of Participating Insurance Companies and Qualified Plans) and meeting other requirements of the Internal Revenue Code relating to the sources of its income and diversification of its assets.

The Portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the Trust Portfolios are not aggregated for purposes of determining net ordinary income (loss) or net realized capital gains (losses).

All dividends are distributed to shareholders (separate accounts of Participating Insurance Companies and Qualified Plans) and will be automatically reinvested in Trust shares. Dividends and distributions made by the Portfolios to the separate accounts are taxable, if at all, to the Participating Insurance Companies; they are not taxable to Variable Contract owners. Dividends and distributions made by the Portfolio to Qualified Plans are not taxable to the Qualified Plans or to the participants thereunder.


In addition to the diversification requirements in Subchapter M, the Portfolio is required to satisfy diversification requirements of Section 817(h) of the Internal Revenue Code and the Investment Company Act. Failure to comply with the requirements of Section 817(h) could result in taxation of the insurance company and immediate taxation of the owners of variable annuity and variable life insurance contracts to the full extent of appreciation under the contracts.

Variable Contract owners should refer to the prospectuses relating to their contracts regarding the federal income tax treatment of ownership of such contracts. ALSO SEE Distributions and Tax Information in the Statement of Additional Information.


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

-----------------------
SHARE PRICE CALCULATION
-----------------------


The net asset value per share of the Portfolio is determined by subtracting the liabilities of the Portfolio from its assets, valued at market, and dividing the result by the number of outstanding shares. Shares of the Portfolio are sold and redeemed at the net asset value next determined after receipt by the transfer agent of the sales order or request for redemption in good order.
There is no sales charge. Net asset value per share is computed as of the close of regular trading of the New York Stock Exchange (currently 1:00 P.M. Pacific Time) each day that the Exchange is open for trading.

For the purpose of computing the net asset value per share for the Small Company securities are valued on the basis of valuations provided by a pricing service approved by the Trust's Board of Trustees. In general, portfolio securities are valued at the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions in which case they shall be valued at the last reported bid price. Securities traded over-the-counter are valued at the last sale price, unless there is no reported sale price in which case the last reported bid price will be used. Portfolio securities that are traded on a stock exchange and over-the-counter are valued according to the broadest and most representative market. For bonds and other fixed income securities, this usually is the over-the-counter market. Long-term corporate bonds and securities not traded on a national exchange shall be valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. Other assets for which a representative value cannot be established are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.


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

------------------
RATINGS SUPPLEMENT
------------------

Ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("S&P"), represent the respective opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

DESCRIPTION OF DEBT RATINGS

MOODY'S

Investment Grade:

Aaa -- Judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have in fact speculative characteristics as well.

Non-Investment Grade:

Ba -- Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



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

B -- Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Have poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- The lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

Investment Grade:

AAA -- Highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Very strong capacity to pay interest and repay principal. Differs from the highest rated issues only in small degree.

A -- Strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Non-Investment Grade:

BB, B, CCC, CC, and C -- Regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C1 -- Reserved for income bonds on which no interest is being paid.

D -- In payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


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